Exhibit 99

News Release

Contact:	Dan McClain (Media)
(310) 201-3335

Paul Gregory (Investors)
(310) 201-1634
Northrop Grumman Announces Cash Tender Offers for Debt Securities and Commences Debt Offering
     LOS ANGELES — Nov. 1, 2010 — Northrop Grumman Corporation (NYSE:NOC) announced today the commencement of tender offers for any and all of an aggregate $2.119 billion of debt securities by its subsidiaries Northrop Grumman Systems Corporation (NGSC) and Northrop Grumman Shipbuilding, Inc. (NGSB) on the terms and conditions set forth in their respective Offers to Purchase dated November 1, 2010, and related Letters of Transmittal, which set forth a more detailed description of the offers. In addition, Northrop Grumman has launched a concurrent public offering of its senior unsecured debt securities.
Tender Offers
     The NGSC Offers for $1.919 billion of NGSC debt securities (Notes) (detailed in Table 1 attached to this press release) will terminate at 5:00 p.m., New York City time, on November 8, 2010, unless terminated earlier or extended by NGSC. The NGSB Offer for $200 million of Gulf Opportunity Zone Industrial Development Revenue Bonds (GoZone bonds) (detailed in Table 2 attached to this press release) will terminate at 11:59 p.m., New York City time, on November 30, 2010, unless terminated earlier or extended by NGSB. The GoZone bonds were issued by Mississippi Business Finance Corporation, and the proceeds of the issuance were loaned to NGSB. The tender offers are not conditioned on any minimum amount of securities being tendered.
     The consideration payable for each $1,000 principal amount of the Notes validly tendered and accepted for payment pursuant to each NGSC Offer will be determined in the manner described in the NGSC Offers to Purchase by reference to the fixed spread over the yield to maturity of the applicable UST Reference Security detailed in Table 1, calculated by the Dealer Managers for the NGSC Offers as of 2:00 p.m., New York City time, on November 8, 2010, the date on which each NGSC Offer expires. The consideration for each $1,000 principal amount of GoZone bonds validly tendered and accepted for purchase will be $1,000.
     In addition to the applicable tender offer consideration, all holders of Notes and GoZone bonds accepted for purchase will receive accrued and unpaid interest from the last interest payment date up to but not including the settlement date, payable on the settlement date, which is expected to be promptly after the date on which the applicable tender offer expires.
Northrop Grumman Corporation
1840 Century Park East • Los Angeles, CA 90067
www.northropgrumman.com/media

Northrop Grumman Announces Cash Tender Offers for Debt Securities and Commences Debt Offering
     The complete terms and conditions of each tender offer are set forth in the applicable Offer to Purchase and related Letter of Transmittal, which are being sent to holders of the securities. Holders of the Notes and the GoZone bonds are urged to read these documents carefully before making any decision with respect to any of the tender offers.
Dealer Managers And Information Agent
     NGSC has retained Deutsche Bank Securities Inc., Goldman Sachs & Co. and J.P. Morgan Securities LLC to act as Lead Dealer Managers and BNP Paribas Securities Corp., Citigroup Global Markets Inc., RBS Securities Inc. and Wells Fargo Securities, LLC to act as Co-Dealer Managers for the NGSC Offers. Questions about the NGSC Offers may be directed to Deutsche Bank Securities at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Goldman, Sachs & Co. at (800) 828-3182 (toll free) or (212) 902-5128 (collect), or J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-2494 (collect). NGSB has retained J.P. Morgan Securities LLC to act as Lead Dealer Manager and Morgan Stanley & Co. Inc. and SunTrust Robinson Humphrey to act as Co-Dealer Managers for the NGSB Offer. Questions about the NGSB Offer may be directed to J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3261 (collect). Global Bondholder Services Corporation is serving as information agent for the NGSC and NGSB Offers. Copies of the Offers to Purchase, Letters of Transmittal and other related documents for the NGSC and NGSB Offers may be obtained by calling Global Bondholder Services at (866) 804-2200 (toll free) or (212) 430-3774 (collect).
Concurrent Debt Offering
     Concurrently with the tender offers described above, Northrop Grumman has commenced an underwritten public offering of senior unsecured debt securities under its effective shelf registration statement. Northrop Grumman expects to use the net proceeds from this offering for corporate purposes, including debt repayment, pension plan funding, acquisitions, share repurchases and working capital. Debt repayment may include the repayment at maturity of $750 million aggregate principal amount outstanding of NGSC’s 7.125% notes due February 15, 2011 and the funding of the purchase price of the Notes tendered and accepted for purchase in the NGSC Offers.
     As a result of the NGSC Offers, which are at a premium to par, Northrop Grumman expects to incur a one-time charge to fourth quarter 2010 earnings and expects the net impact of the tender offers and new debt issuance to reduce its future interest expense. The amount of the future impact of these actions will be quantified following completion of these transactions.
     This press release is neither an offer to sell, a solicitation to buy nor an offer to purchase or sell any securities. The tender offers described in this press release are being made only pursuant to the applicable Offer to Purchase and only in such jurisdictions as is permitted under applicable law. The public offering of senior unsecured debt securities is being made only by means of a prospectus and related prospectus supplement, which may be obtained by visiting the SEC’s website at www.sec.gov or by contacting Citigroup Global Markets Inc. at (877) 858-5407 (toll free), J.P. Morgan Securities LLC at (212) 834-4533 (collect), or RBS Securities Inc. at (866) 884-2071 (toll free).
Northrop Grumman Corporation
1840 Century Park East • Los Angeles, CA 90067
www.northropgrumman.com/media

Northrop Grumman Announces Cash Tender Offers for Debt Securities and Commences Debt Offering
Forward-Looking Statements
     Statements in this release and the attachments, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release and the attachments include, among other things, the pricing and other terms of the tender offers described in this release, which are subject to change as described herein, the use of proceeds from the concurrent public offering of senior debt securities, the effect of the tender offers and new debt issuances on future earnings, and other risk factors disclosed in Northrop Grumman’s filings with the Securities and Exchange Commission and in the Offers to Purchase.
     These forward-looking statements speak only as of the date of this release and Northrop Grumman undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Table 1 — Northrop Grumman Systems Corporation

				Fixed	Reference
		Outstanding		Spread	U.S.	Bloomberg
	CUSIP	Principal	Maturity	(basis	Treasury	Reference
Notes	Number	Amount	Date	points)	Security	Page
7.75% notes	666807AP7	$300,000,000	3/1/2016	60	1.25% due October 31, 2015	P	X6
7.875% notes	666807AQ5	$300,000,000	3/1/2026	65	4.375% due May 15, 2040	P	X8
7.75% notes	538021AC0	$300,000,000	3/15/2026	65	4.375% due May 15, 2040	P	X8
7.75% notes	872649BH0	$168,818,000	6/1/2029	80	4.375% due May 15, 2040	P	X8
7.75% notes	666807AW2	$750,000,000	2/15/2031	80	4.375% due May 15, 2040	P	X8
6.98% notes	538021AH9	$100,000,000	3/15/2036	90	4.375% due May 15, 2040	P	X8
Table 2 — Northrop Grumman Shipbuilding, Inc. – GoZone Bonds

Tender Offer
Consideration
		Principal	(per $1,000
	CUSIP	Amount	Principal Amount
Title of Notes	Number	Outstanding	of Bonds)
4.55% Gulf Opportunity Zone Industrial Development Revenue Bonds (Northrop Grumman Ship Systems, Inc. Project) Series 2006 due December 1, 2028	60528AAA2	$200,000,000	$1,000
Northrop Grumman Corporation
1840 Century Park East • Los Angeles, CA 90067
www.northropgrumman.com/media

Northrop Grumman Announces Cash Tender Offers for Debt Securities and Commences Debt Offering
Northrop Grumman Corporation is a leading global security company whose 120,000 employees provide innovative systems, products, and solutions in aerospace, electronics, information systems, shipbuilding and technical services to government and commercial customers worldwide. Please visit www.northropgrumman.com for more information.
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Northrop Grumman Corporation
1840 Century Park East • Los Angeles, CA 90067
www.northropgrumman.com/media